Exhibit 99.1

Boot Barn Holdings, Inc. Announces September Conference Schedule

IRVINE, California – September 14, 2026 – Boot Barn Holdings, Inc. (NYSE: BOOT) (the “Company,” “we,” “us,” and “our””) today announced participation in the following investor conferences:

●	Goldman Sachs Global Consumer and Retail Conference Date: September 15, 2026 Webcast Fireside Chat: 10:45 am Eastern Time
●	Piper Sandler Growth Frontiers Conference Date: September 16, 2026 Webcast Fireside Chat: 11:30 am Eastern Time

John Hazen, Chief Executive Officer, commented, “We are pleased with the performance of the business through the first 11 weeks of our second quarter. Sales trends improved to 2% same store sales growth in fiscal August, and growth has continued at that pace during the first three weeks of fiscal September. The improvement since fiscal July has been broad-based across most major merchandise categories. Based on our quarter-to-date performance, we expect second quarter same-store sales to finish within our previously provided guidance range, while the strength of our new stores is expected to drive second quarter sales to the high end of our guidance range. We also expect earnings per share to be at the high end of our previously provided guidance range.”

The fireside chats will be webcast live over the internet and can also be accessed at investor.bootbarn.com. Online archives will be available for a period of 90 days following the presentations.

About Boot Barn

Boot Barn is the nation’s leading lifestyle retailer of western and work-related footwear, apparel and accessories for men, women and children. The Company offers its loyal customer base a wide selection of work and lifestyle brands. As of the date of this release, Boot Barn operates 577 stores in 49 states. For more information, call 888-Boot-Barn or visit www.bootbarn.com.

Forward Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements refer to the Company’s current expectations and projections relating to, by way of example and without limitation, the Company’s financial condition, liquidity, profitability, results of operations, margins, plans, objectives, strategies, future performance, business, and industry. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “might,” “will,” “could,” “should,” “can have,” “likely,” “outlook,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. As you consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties, and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions, or changes in consumer preferences; the impact that import tariffs and other trade restrictions imposed by the U.S. or other countries have had, and may continue to have, on our product costs and changes to U.S. or other countries’ trade policies and tariff and import/export regulations; the Company’s ability to effectively execute on its growth strategy; and the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this press release after the date of this press release.

Company Contact:
Boot Barn Holdings, Inc.
Mark Dedovesh, 949-453-4489
Senior Vice President, Investor Relations & Finance
InvestorRelations@bootbarn.com